UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2006

OneTravel Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8662	23-2265039
(State or other Jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Lake Hearn Drive, Suite 300, Atlanta, GA		30319
(Address of principal executive offices)		(ZIP Code)

(Registrant’s telephone number, including area code) (404) 256-6620

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below);

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 250.13e-4 (c))

Item 1.03 Bankruptcy or Receivership

On July 7, 2006, OneTravel Holdings, Inc., a Delaware corporation (the “Company”), and certain of its wholly-owned subsidiaries, OneTravel, Inc., a Texas corporation, Farequest Holdings, Inc., a Delaware corporation, Flightserv, Inc., a Delaware corporation, and FS Tours, Inc., a Delaware corporation (collectively, the “Debtors”), filed voluntary petitions under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the Western District of Texas Midland Division (the “Bankruptcy Court”). The proceedings have been assigned Case Number 06-70085. The Debtors continue to operate their businesses and manage their properties as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. Interim debtor-in-possession financing has been approved by the Bankruptcy Court.

Further details are included in the press release attached as Exhibit 99.1 which is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Effective as of the close of business on July 7, 2006, P. Roger Byer, John T. Sicilian, James A. Verbrugge and J. Michael Carroll resigned as directors of the Company; Jeffrey F. Willmott resigned his positions as director and Chairman of the Company; and Ronald L. Attkisson resigned his positions as director and Interim Chief Executive Officer of the Company.

(c) Edward J. Wegel, who has been serving as Chief Restructuring Officer of the Company since May 30, 2006, was elected as Chief Executive Officer and President of the Company on July 10, 2006. Philip A. Ferri, who has been serving as Chief Financial Officer of the Company since April 28, 2005, was elected as Vice President, Secretary and Treasurer of the Company on July 10, 2006.

After giving effect to the foregoing officer resignations and elections, Mr. Wegel is the Chief Executive Officer, President and Chief Restructuring Officer of the Company and Mr. Ferri is the Chief Financial Officer, Vice President, Secretary and Treasurer of the Company. There are currently no other executive officers of the Company.

(d) Mr. Wegel was elected a director of the Company on July 7, 2006. After giving effect to the foregoing director resignations and appointment, Mr. Wegel is the sole director of the Company.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release dated July 11, 2006 (filed herewith).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONETRAVEL HOLDINGS, INC. (Registrant)

By:	/S/ EDWARD J. WEGEL
EDWARD J. WEGEL, Chief Executive Officer, President and Chief Restructuring Officer

Date: July 11, 2006

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 11, 2006 (filed herewith)